                                                                   EXHIBIT 10.23

                      ENERGY AND CAPACITY SALES AGREEMENT


     THIS ENERGY AND CAPACITY SALES AGREEMENT (this "Agreement"), dated as of
                                                     ---------
August 1, 2001 (the "Effective Date"), is by and between MIRANT MID-ATLANTIC,
                     --------------
LLC (formerly known as Southern Energy Mid-Atlantic, LLC), a Delaware limited liability company ("Seller"), and MIRANT AMERICAS ENERGY MARKETING, LP (formerly
                    ------
known as Southern Company Energy Marketing L.P.), a Delaware limited partnership ("Buyer"). Seller and Buyer are referred to individually as a "Party" and
  -----                                                         -----
collectively as the "Parties."
                     -------

                             W I T N E S S E T H:

     WHEREAS, Seller owns or leases (a) certain electric generation facilities and associated facilities located in Charles County, Maryland (the "Morgantown
                                                                    ----------
Station"), and (b) certain electric generation facilities and associated
-------
facilities located in Upper Montgomery County, Maryland (the "Dickerson
                                                              ---------
Station;" and, collectively with the Morgantown Station, the "Generating
                                                              ----------
Stations"); and
--------

     WHEREAS, Buyer is engaged in the sale and purchase of electric energy, capacity and other products; and

     WHEREAS, Seller and Buyer are parties to that certain Master Power Purchase and Sale Agreement, dated as of December 18, 2000 (the "Master Agreement"),
                                                        ----------------
pursuant to which Seller and Buyer may make sales of capacity, energy and other products to each other; and

     WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Services and Risk Management Agreement dated March 30, 2001 (the "Services
                                                                  --------
Agreement"), pursuant to which Buyer provides certain services to Seller,
---------
including bidding and dispatch services; and

     WHEREAS, the Parties desire to enter into this Agreement for the sale and purchase of Products, as hereinafter defined, from the Generating Stations; and

     WHEREAS, Mirant Chalk Point, LLC, Mirant Peaker, LLC, and Mirant Potomac River, LLC (collectively, the "Other Generating Companies"), are entering into
                               --------------------------
Energy and Capacity Sales Agreements with Buyer concurrently with Seller and Buyer entering into this Agreement on substantially similar terms and conditions;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

     1.  Definitions.  Unless otherwise defined herein, capitalized terms shall
         -----------
have the meaning set forth in the Master Agreement. The following terms shall have the meanings set forth below:

     "Additional Products" means all PJM Products produced by Seller and all other PJM Products, if any, used to supply Buyer's obligations (a) under the TPAs, and (b) in respect of any sales by Buyer to serve load which has migrated from Potomac Electric Power Company and would otherwise have been supplied under the TPAs, in either case which is not met by deliveries under (x) Buyer's power purchase agreements with Ohio Edison Company and Pennsylvania Power Company for 450MW, Panda-Brandywine or Panda for approximately 230MW, Northeast Maryland Waste Disposal for 50MW, and one other agreement for 2.6MW, (y) power sales agreements between Buyer and each of Mirant Potomac River, LLC, Mirant Peaker, LLC, and Mirant Chalk Point, LLC, and (z) this Agreement, with respect to sales of Committed Products and Uncommitted Products.

     "Agreement" means this Agreement.

     "Availability Shortfall Payment" has the meaning set forth in Section 6 of this Agreement.

     "Capacity Payment" has the meaning set forth in Section 5 of this Agreement.

     "Committed Capacity" means the amount of the Unit Capacity designated as Committed Capacity in accordance with Section 4, as adjusted from time to time in accordance with Section 11.

     "Committed Energy" has the meaning set forth in Section 7 of this Agreement.

     "Committed Energy Payment" has the meaning set forth in Section 7 of this Agreement.

     "Committed Percentage" means for any Contract Year, the Committed Capacity for such Contract Year divided by the Unit Capacity.

     "Committed Products" means the Committed Capacity and all Committed Energy, ancillary services or other products commercially recognized in the PJM market (or any successor market) associated with the Committed Capacity.

     "Contract Year" means Contract Year 1, Contract Year 2, Contract Year 3 or Contract Year 4, as the case may be.

     "Contract Year 1" means the period between the Effective Date through and including December 31, 2001.

     "Contract Year 2" means the period between January 1, 2002, through and including December 31, 2002.

     "Contract Year 3" means the period between January 1, 2003, through and including

December 31, 2003.

     "Contract Year 4" means the period between January 1, 2004, through and including June 30, 2004.

     "Delivery Point" means the high side of the step-up transformer for each Unit.

     "Effective Date" has the meaning set forth in the Preamble to this Agreement.

     "Equivalent Availability Factor" or "EAF" means the equivalent availability factor for the Portfolio Units, computed in accordance with North American Electric Reliability Council definitions at the end of each month on a rolling 12 month basis; provided, however, that for Contract Year 1, the EAF will be
                --------  -------
computed based on availability commencing January 1, 2001.

     "Extension Notice" has the meaning set forth in Section 2 of this Agreement.

     "Extension Term" means the period between July 1, 2004, and December 31, 2004.

     "Generating Companies" has the meaning set forth in the Recitals to this Agreement.

     "Generating Stations" has the meaning set forth in the Recitals to this Agreement.

     "Material Portfolio Unit" means the generating units of Seller and the Other Generating Companies listed as Material Portfolio Units on Exhibit A,
                                                                 ---------
attached hereto.

     "Master Agreement" has the meaning set forth in the Recitals to this Agreement.

     "Other Generating Companies" has the meaning set forth in the Recitals to this Agreement.

     "Other Sales Agreement" means each of the Energy and Capacity Sales Agreements of even date herewith between Buyer and the Other Generating Companies, respectively.

     "PJM Products" means all energy, capacity, ancillary services or other products commercially recognized in the PJM market.

     "Portfolio Units" means the generating units of Seller and the Other Generating Companies, as listed on Exhibit A.

     "Products" means all Committed Products, all Uncommitted Products and all Additional Products.

     "Services Agreement" has the meaning set forth in the Recitals to this Agreement.

     "Term" has the meaning set forth in Section 2 of this Agreement.

     "TPAs" means those certain Transition Power Agreements between MAEM and Potomac Electric Power Company dated as of December 19, 2000.

     "Uncommitted Capacity" means the amount of Unit Capacity which is not designated as Committed Capacity under the terms of this Agreement.

     "Uncommitted Energy" has the meaning set forth in Section 7 of this Agreement.

     "Uncommitted Products" means the Uncommitted Capacity and all Uncommitted Energy, ancillary services or other products commercially recognized in the PJM market (or any successor market) associated with the Uncommitted Capacity.

     "Unit" means each of the generating units at the Generating Stations.

     "Unit Capacity" means the aggregate capacity of the Units as listed on

Exhibit A attached hereto.
---------

     2.  Term.  The term of this Agreement (the "Term") shall commence on the
         ----                                    ----
Effective Date and end on June 30, 2004, unless earlier terminated in accordance with the terms of this Agreement. Buyer shall have the right to extend the Term for the Extension Term by giving Seller written notice of such extension (the "Extension Notice") on or before April 1, 2004. The applicable provisions of
-----------------
this Agreement shall continue in effect after cancellation or termination hereof to the extent necessary to provide for final billings, billing adjustments and payments pertaining to liability and indemnification obligations arising from acts or events that occurred while this Agreement, including the Extension Term, if applicable, was in effect.

     3.  Products.  Seller shall deliver or make available to Buyer all
         --------
Committed and Uncommitted Products produced or available from the Generating Stations and delivered by Seller to Buyer pursuant to and during the Term (including the Extension Term, if applicable) of this Agreement. Seller shall also deliver to Buyer all Additional Products during the Term (including the Extension Term, if applicable) of this Agreement.

     4.  Committed Capacity and Uncommitted Capacity.  Seller shall make
         -------------------------------------------
available to Buyer all of the Unit Capacity of Seller's Units, and for purposes of this Agreement such capacity shall be either Committed Capacity or Uncommitted Capacity. For Contract Year 1 all Unit Capacity shall be Committed Capacity. On or before November 15 of Contract Year, Buyer shall have the option to designate the amount of Committed Capacity for the next Contract Year; provided, however, for Contract Year 2 the Committed Capacity shall not be less
--------  -------
than 75% of the Unit Capacity. The Committed Capacity may not be increased by Buyer for any Contract Year without the written approval of Seller and Buyer.
If Buyer exercises its right for the Extension Term, Buyer shall designate the amount of Committed Capacity in its notice of exercise for the Extension Term.

     5.  Capacity Payments.  Each month during the Term, Buyer shall pay Seller
         -----------------
a
capacity payment (the "Capacity Payment") for the Committed Capacity calculated
                         ----------------
as follows:

     Capacity Payment = Committed Capacity x Capacity Rate

     Where:
     Capacity Rate    Year
     -------------    ----
     $11,825/MW-mo    Contract Year 1
     $12,120/MW-mo    Contract Year 2
     $11,285/MW-mo    Contract Year 3
     $10,400/MW-mo    Contract Year 4
     $10,400/MW-mo    Extension Term

     6.  Availability Shortfall Payment.  In the event the EAF during any month
         ------------------------------
is less than 75%, then Seller shall pay Buyer an amount (the "Availability
                                                              ------------
Shortfall Payment") calculated as follows:
-----------------

Availability Shortfall Payment = [(0.75 - EAF)/0.75] x Committed Capacity x Capacity Rate

     7.  Payments for Committed Energy.  As used herein "Committed Energy" is
         -----------------------------                   ----------------
the energy delivered to the Delivery Point multiplied by the Committed Percentage, and all other energy delivered to the Delivery Point is referred to as the "Uncommitted Energy." Buyer shall pay Seller for all Committed Energy
        ------------------
delivered to the Delivery Point (such payment, the "Committed Energy Payment")
                                                    ------------------------
as follows:

     Committed Energy Payment = Committed Energy x Energy Price

     Where:
     Year               Energy Price
     ----               ------------
     Contract Year 1    $16.50/MWh
     Contract Year 2    $17.15/MWh
     Contract Year 3    $17.75/MWh
     Contract Year 4    $18.80/MWh
     Extension Term     $18.80/MWh

     8.  Payments for Uncommitted Capacity and Uncommitted Energy.  Unless
         --------------------------------------------------------
otherwise agreed to by Seller and Buyer, Buyer shall pay Seller the market price for all products associated with the Uncommitted Products.

     9.  Payment for Additional Products. Unless otherwise agreed to by Seller
         -------------------------------
and Buyer, Buyer shall pay Seller the market price for all Additional Products delivered to Buyer.

     10.  Payment Date.  Payments made by Buyer to Seller under this Agreement
          ------------
shall be made on or before the 20th of each month for Products delivered in the prior month. Buyer may setoff any amounts due from Seller for Availability Shortfall Payments.

     11.  Material Unplanned Outage.  In the event of an unplanned outage or
          -------------------------
derating of any Unit of Seller which is expected to last at least 30 consecutive days:

     (a) Buyer may upon written notice to Seller reduce the Committed Capacity by the amount of the outage or derated capacity of the Unit, and during the term of the unplanned outage such capacity of the Unit shall not be included in the calculation of the Equivalent Availability Factor. Upon restoration of the Unit to service, Buyer may designate such amount of the Unit's capacity as either Committed Capacity or Uncommitted Capacity.

     (b) If the Unit is a Material Portfolio Unit, Buyer may terminate this agreement upon written notice to Seller.

Seller shall give Buyer written notice of the occurrence of the unplanned outage of the Unit promptly upon determining that the outage is expected to last at least 30 days, and Buyer shall have 30 days after receiving such notice to exercise its rights under Section 11(a) or 11(b).

     12.  Termination.  In addition to the termination rights in the Master
          -----------
Agreement, this Agreement shall terminate upon the termination of any of the Other Sales Agreements.

     13.  Cross Default.  An Event of Default by Buyer under any of the Other
          -------------
Sales Agreements shall be an Event of Default by Buyer under this Agreement. An Event of Default by any of the Other Generating Companies under the Other Sales Agreements shall be an Event of Default by Seller under this Agreement.

     14.  Confirmation Under Master Agreement.  This Agreement is a
          -----------------------------------
"Confirmation" under the terms of the Master Agreement. For purposes of the Master Agreement, the "Quantity" shall mean the amounts of Products delivered hereunder, the "Contract Price" shall mean the amounts payable under Sections 5, 6, 7, 8 and 9 of this Agreement, and the "Delivery Period" shall mean the Term. Any scheduling of Products shall be conducted by Buyer pursuant to the Services Agreement.

     15.  Entire Agreement.  That certain Confirmation of Power Sale Transaction
          ----------------
dated March 30, 2001, is hereby terminated. This Agreement, the Master Agreement and the Services Agreement embody the entire agreement and understanding of the Parties in respect of the transactions contemplated by this Agreement. This Agreement shall constitute a Confirmation of Power Sale Transaction for purposes of the Master Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Parties as of the date first written above.


MIRANT MID-ATLANTIC, LLC               MIRANT AMERICAS ENERGY MARKETING, LP

                                       By MIRANT AMERICAS DEVELOPMENT, INC.,
                                       its General Partner


By:                                    By:
   --------------------------------       -----------------------------------
   Name:                                  Name:
   Title:                                 Title:

                                   EXHIBIT A

Generating Station          Unit  Capacity  Material Portfolio Unit
--------------------------  ----  --------  -----------------------

Mirant Mid-Atlantic, LLC

  Dickerson                 D1       182               Yes
  Dickerson                 D2       182               Yes
  Dickerson                 D3       182               Yes
  Dickerson                 DCT1      13
  Dickerson                 HCT1     147
  Dickerson                 HCT2     147

  Morgantown                F1       624               Yes
  Morgantown                F2       620               Yes
  Morgantown                FCT1      16
  Morgantown                FCT2      16
  Morgantown                FCT3      54
  Morgantown                FCT4      54
  Morgantown                FCT5      54
  Morgantown                FCT6      54

  Mirant Chalk Point, LLC

  Chalk Point               E1       341               Yes
  Chalk Point               E2       342               Yes
  Chalk Point               E3       612               Yes
  Chalk Point               E4       612               Yes

  Mirant Peaker, LLC

  Chalk Point               ECT1      18
  Chalk Point               ECT2      30
  Chalk Point               ECT3      86
  Chalk Point               ECT4      86
  Chalk Point               ECT5     109
  Chalk Point               ECT6     109

  SMECO                     CT1       84

Mirant Potomac River, LLC

  Potomac River             C1        88
  Potomac River             C2        88
  Potomac River             C3       102
  Potomac River             C4       102
  Potomac River             C5       102